Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

--------------------------------------------------------------------------------
Confidential Presentation to

The Board of Directors of



WINCHESTER Corporation

December 12, 1997

Table of Contents
--------------------------------------------------------------------------------



               A.       Overview of Proposed Transaction

               B.       Overview of WINCHESTER

               C.       Overview of Projections

               D.       WINCHESTER Market Performance

               E.       Premium Analysis

               F.       Valuation of WINCHESTER
                           - Public Comparables Analysis
                           - Acquisition Comparables Analysis
                           - Discounted Cash Flow Analysis

               G.       Leveraged Buyout Analysis

                                                                       Exhibit A
--------------------------------------------------------------------------------

                       Overview of Proposed Transaction

--------------------------------------------------------------------------------

Overview of the Proposed Transaction
--------------------------------------------------------------------------------


        .    Offer price of $43.00 - $45.00 per WINCHESTER share



        . Fully diluted Offer Value for WINCHESTER equity of $819 - $870 million (based on 19.0 million shares)



        . Transaction Value of $730 - $768 million (based on estimated adjusted net debt of $89 million as of November 30, 1997)



        . Recapitalization accounting treatment (no goodwill created), with management and employees to own a significant portion of WINCHESTER's equity post-transaction

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Overview of the Proposed Transaction
--------------------------------------------------------------------------------
Summary Multiples
(dollars in millions, except per share)


     ------------------------------------------------------------
      Per Share Offer Price                     $43.00 - $45.00
      Fully Diluted Shares/(a)/                      19.0
                                                ---------------
        Offer Value                               $819 - $857
                                                ===============

      Plus: Adjusted Net Debt/(b)/                  ($89.0)
                                                ---------------
          Transaction Value                       $730 - $768
                                                ===============

------------------------------------------------------------------------------
                                        Closing                  Offer
              Date                       Price                  Premium
   -----------------------         -----------------      --------------------
    12/11/97                             $35.19               22.2% - 27.9%

    12/05/97                              37.38               15.0% - 20.4%

    11/4/97                               35.44               21.3% - 27.0%

    52-week High (1/15/97)                54.50             (21.1%) - (17.4%)

    52-week Low (2/12/97)                 27.00               59.3% - 66.7%

    52-week Average                       37.34               15.2% - 20.5%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  Offer Value Per Share as a Multiple of EPS:
--------------------------------------------------------------------------------
         LTM                     1997/(c)/                   1998/(c)/
------------------------- ------------------------- ----------------------------
    18.5x - 19.4x                [**]                        [**]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      Transation Value as a Multilple of
--------------------------------------------------------------------------------
           EBITDA/(d)/                                    EBIT/(d)/
------------------------------------     ---------------------------------------
    LTM               1998E                     LTM                1998E
-------------- ---------------------     -------------------- ------------------
 8.6x - 9.1x           [**]                  10.9x - 11.4x          [**]
--------------------------------------------------------------------------------

---------------
(a)  Based on 16.9 million shares outstanding plus 2.1 million options.
(b) Based on estimated total debt at November 30, 1997 of $1.3 million less cash of $33.2 million and less option proceeds of $57.1 million.
(c) Projections are based on WINCHESTER Management estimates and calendarized to December year end.
(d)  LTM numbers as of 9/30/97. Fiscal year ended 3/31/98.

                                                                       Exhibit B
--------------------------------------------------------------------------------

                             Overview of WINCHESTER

--------------------------------------------------------------------------------

Overview of WINCHESTER
--------------------------------------------------------------------------------
Public Market Overview
(Dollars in Millions, Except Per Share Data)


--------------------------------------------------------------------------------
                        Market Value and Capitalization
--------------------------------------------------------------------------------

      WINCHESTER current Market Price  11-Dec-97                        $35.19
        52 Week High                                                     55.00
        52 Week Low                                                      27.00

      Shares Outstanding (MM)/(a)/                                      16.872
                                                                      ----------

      Market Value                                                      $593.7
      Plus: Total Debt/(a)/                                               21.3
      Less: Cash/(a)/                                                    (43.5)
                                                                       ---------

      Market Capitalization                                             $571.5
                                                                      ==========
      5-Year I/B/E/S Estimate EPS Growth Rate                             18.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Historical and Forward Trading Multiples
--------------------------------------------------------------------------------

                                                                                            Market Price
                                                                                           as a Multiple of:
                                           Market Capitalization                        ----------------------
                                             as a Multiple of:                               First Call
                          --------------------------------------------------------
      Year                     Sales          EBITDA                    EBIT                EPS Est./(b)/
------------------        --------------   -------------     ---------------------      ----------------------
 LTM September-97             1.37x             7.Ox                   8.8x                   15.8x
     Mar-98                    1.19              6.4                    7.8                    14.1


  Actual/Projected
  Financial Results
---------------------
 LTM September-97           $415.74           $81.77                 $64.65                   $2.23
       Mar-98                481.50            88.60                  73.10                    2.50
--------------------------------------------------------------------------------

---------------
(a)      Source: 1OQ Report dated 9/30/97.

(b)      Source EPS Estimates from First Call as of 12/10/97.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Overview of WINCHESTER
--------------------------------------------------------------------------------
Research Analysts Outlook


                                                                                   EPS
                                              Date of                          Estimates/(1)/
                                                                    ------------------------------------
            Firm                             Last Update                 1998              1999             Recommendation
------------------------------------   ------------------------     ---------------  -------------------  -------------------
      Merrill Lynch                            11/1/97                   $2.55             $2.90            Neutral

      Schroder                                10/17/97                    2.48              2.88            Perform in Line

      Jefferies & Co.                          11/7/97                    2.45              2.91            --

      SoundView Pinancial                     10/14/97                    2.50              3.12            --


                                                                                                                CAGR/(2)/
                                                                                                                ---------
      Mean First Call Est.                                               $2.50             $2.95                 18.0%

      IBES EPS Growth Rate                                               --                --                    18.0%

      September Forecast                                                 [**]              [**]                  [**]

      November Update                                                    [**]              [**]                  [**]

---------------
(1)   Fiscal years ended March 31.
(2) 5- year EPS growth rate for First Call and I/B/E/S; 4- year CAGR for September Forecast and November Update.

                                                                       Exhibit C
--------------------------------------------------------------------------------

                            Overview of Projections

--------------------------------------------------------------------------------

Overview of Projections
--------------------------------------------------------------------------------
Due Diligence

        In the course of its due diligence, Merrill Lynch:

        .    met and participated in calls with management regarding WINCHESTER

        . reviewed publicly available information regarding WINCHESTER, including financials and research reports

        . reviewed internal management reports, financial forecasts and the budget plans

        .    reviewed strategic plans for many businesses

        .    met with Merrill Lynch's research analyst, Joe Bellace

        .    met with the potential acquiror and CSFB to review WINCHESTER

        .    participated in a telephonic Board of Directors meeting

        .    reviewed WINCHESTER's tax and accounting policies and issues

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Overview of Projections
--------------------------------------------------------------------------------
Business Review

         TTC
         ---

         .   Consistently [**]

         .   Currently ahead of plan

         . Major initiative in international markets; however, may face tough competition

         .   Expect gross margins to fall

               . More rapid growth in [**] which carry lower margins than [**]

               .   International sales also carry lower margins

          .  Several financial plans

               .    [**] Strategic Plan

               .    September Forecast

               .    Cases prepared for WINCHESTER

                     - Target

                     - Goal

                     - Conservative

               .    November Update

          . Significant revision in outlook since preparation of [**] Strategic Plan

          .  Attempting to [**]

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Overview of Projections
--------------------------------------------------------------------------------
Business Review


 ICS
 ---

        .    Currently performing [**]

        .    French operations performing [**]

        .    [**] leading to lower margins

 ITRONIX
 -------

        .    Currently at [**]

        .    [**]

        .    Several management changes recently

        .    Need to [**]

               .   superior product, [**]

        .    [**] competition

        .    [**]

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Overview of Projections
--------------------------------------------------------------------------------
Business Review

 AIRSHOW
 -------

        .    [**] market position

        .    Performs [**]

        . Higher content per plane than when only a map business a few years ago

        .    Strong product development

        .    [**] growth opportunities


 DA VINCI
 --------

        .    [**] market position

        .    [**] plan

        .    [**] business

        .    [**] potential

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Overview of Projections
--------------------------------------------------------------------------------
Business Review

 COMCOTEC
 --------

        .    [**] financial performance has been [**]

        .    [**]


 DATA VIEWS
 ----------

        .    Currently [**]

        .    Management change recently

        .    Trying to [**] with the expectation to [**]



 PARALLAX
 --------

        .    Expected to be closed down or sold by year end

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Overview of Projections
--------------------------------------------------------------------------------
Projections Summary - WINCHESTER
(dollars in millions, except per share data)



                                                     For the Year Ended March 31,
                           ----------------------------------------------------------------------------         1998-2002
                             1998             1999              2000             2001            2002              CAGR
                           --------         --------          --------         --------        --------          --------
Sales
   September Forecast         [**]             [**]              [**]             [**]            [**]               [**]
     % Growth                 [**]             [**]              [**]             [**]            [**]

   November Update            [**]             [**]              [**]             [**]            [**]               [**]
     % Growth                 [**]             [**]              [**]             [**]            [**]

EBITA
   September Forecast         [**]             [**]              [**]             [**]            [**]               [**]
     Margin                   [**]             [**]              [**]             [**]            [**]

   November Update            [**]             [**]              [**]             [**]            [**]               [**]
     Margin                   [**]             [**]              [**]             [**]            [**]

EPS
   September Forecast         [**]             [**]              [**]             [**]            [**]               [**]
     % Growth                 [**]             [**]              [**]             [**]            [**]

   November Update            [**]             [**]              [**]             [**]            [**]               [**]
     % Growth                 [**]             [**]              [**]             [**]            [**]

                                                    For the Year Ended March 31,
                          ------------------------------------------------------------------------------          1993-1997
                             1993             1994              1995              1996            1997              CAGR
                          ----------       ----------        ----------        ----------      ---------         ----------
Sales                       $190.0           $199.6            $243.1           $355.9          $426.2             22.4%
   % Growth                      -              5.1%             21.8%            46.4%           19.8%
EBITA                         [**]             [**]              [**]             [**]            [**]             [**]
   Margin                     [**]             [**]              [**]             [**]            [**]


Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


Overview of Projections
--------------------------------------------------------------------------------
Projections Summary - TTC
(dollars in millions, except per share data)          For the Year Ended March 31,
                           ----------------------------------------------------------------------------         1998-2002
                             1998             1999              2000             2001            2002              CAGR
                           --------         --------          --------         --------        --------         ----------
Sales
   September Forecast         [**]             [**]              [**]             [**]            [**]              [**]
     % Growth                 [**]             [**]              [**]             [**]            [**]

   November Update            [**]             [**]              [**]             [**]            [**]              [**]
     % Growth                 [**]             [**]              [**]             [**]            [**]

   [**] Strategic Plan        [**]             [**]              [**]
      % Growth                [**]             [**]              [**]


EBITA
   September Forecast         [**]             [**]              [**]             [**]            [**]              [**]
     Margin                   [**]             [**]              [**]             [**]            [**]

   November Update            [**]             [**]              [**]             [**]            [**]              [**]
     Margin                   [**]             [**]              [**]             [**]            [**]

   [**] Strategic Plan        [**]             [**]              [**]
     % Growth                 [**]             [**]              [**]

                                                      For the Year Ended March 31,
                           ----------------------------------------------------------------------------          1993-1997
                             1993             1994              1995             1996            1997               CAGR
                           --------         --------          --------         --------        --------         ----------
Sales                       $114.3           $116.1            $143.1           $172.0          $211.3             16.6%
   % Growth                      -              1.6%             23.2%            20.2%           22.8%

EBITA                         [**]             [**]              [**]             [**]            [**]              [**]
  Margin                      [**]             [**]              [**]             [**]            [**]



Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Overview of Projections
--------------------------------------------------------------------------------
Projections Summary - ICS
(dollars in millions, except per share data)

                                                       For the Year Ended March 31,
                            -------------------------------------------------------------------------------      1998-2002
                                1998             1999             2000             2001            2002             CAGR
                            ------------     ------------     ------------     ------------    ------------    -------------
Sales
   September Forecast           [**]             [**]              [**]             [**]            [**]             [**]
     % Growth                   [**]             [**]              [**]             [**]            [**]

   November Update              [**]             [**]              [**]             [**]            [**]             [**]
     % Growth                   [**]             [**]              [**]             [**]            [**]


EBITA
   September Forecast           [**]             [**]              [**]             [**]            [**]             [**]
     Margin                     [**]             [**]              [**]             [**]            [**]

   November Update              [**]             [**]              [**]             [**]            [**]             [**]
     Margin                     [**]             [**]              [**]             [**]            [**]


                                                       For the Year Ended March 31,
                            -------------------------------------------------------------------------------      1993-1997
                                1993             1994             1995             1996            1997             CAGR
                            ------------     ------------     ------------     ------------    ------------    -------------
Sales                          $27.9            $36.6             $44.8            $57.9           $60.5            21.3%

   % Growth                      -               31.2%             22.4%            29.3%            4.5%

EBITA                           [**]             [**]              [**]             [**]            [**]             [**]

Margin                          [**]             [**]              [**]             [**]            [**]

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Overview of Projections
--------------------------------------------------------------------------------
Projections Summary - ITRONIX
(dollars in millions, except per share data)


                                                       For the Year Ended March 31,
                            -------------------------------------------------------------------------------      1998-2002
                                1998             1999             2000             2001            2002             CAGR
                            ------------     ------------     ------------     ------------    ------------    -------------
Sales
   September Forecast           [**]             [**]              [**]             [**]            [**]             [**]
    % Growth                    [**]             [**]              [**]             [**]            [**]

   November Update              [**]             [**]              [**]             [**]            [**]             [**]
    % Growth                    [**]             [**]              [**]             [**]            [**]


EBITA
   September Forecast           [**]             [**]              [**]             [**]            [**]             [**]
    Margin                      [**]             [**]              [**]             [**]            [**]

   November Update              [**]             [**]              [**]             [**]            [**]             [**]
    Margin                      [**]             [**]              [**]             [**]            [**]

                                                       For the Year Ended March 31,
                            -------------------------------------------------------------------------------      1993-1997
                                1993             1994             1995             1996            1997             CAGR
                            ------------     ------------     ------------     ------------    ------------    -------------
Sales                            -                -                 -              $62.8           $81.6             NM

    % Growth                     -                -                 -                -              29.9%

EBITA                            -                -                 -               [**]            [**]           [**]

    Margin                       -                -                 -               [**]            [**]

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Overview of Projections
--------------------------------------------------------------------------------
Projections Summary - AIRSHOW
(dollars in millions, except per share data)

                                                       For the Year Ended March 31,
                            -------------------------------------------------------------------------------      1998-2002
                                1998             1999             2000             2001            2002             CAGR
                            ------------     ------------     ------------     ------------    ------------    -------------
Sales
   September Forecast           [**]             [**]              [**]             [**]            [**]            [**]
    % Growth                    [**]             [**]              [**]             [**]            [**]

   November Update              [**]             [**]              [**]             [**]            [**]            [**]
    % Growth                    [**]             [**]              [**]             [**]            [**]


EBITA
   September Forecast           [**]             [**]              [**]             [**]            [**]            [**]
    Margin                      [**]             [**]              [**]             [**]            [**]

   November Update              [**]             [**]              [**]             [**]            [**]            [**]
    Margin                      [**]             [**]              [**]             [**]            [**]


                                                       For the Year Ended March 31,
                            -------------------------------------------------------------------------------      1993-1997
                                1993             1994             1995             1996            1997             CAGR
                            ------------     ------------     ------------     ------------    ------------    -------------
Sales                           [**]             [**]              [**]             [**]            [**]            [**]

 % Growth                          -             [**]              [**]             [**]            [**]

EBITA                           [**]             [**]              [**]             [**]            [**]            [**]

 Margin                         [**]             [**]              [**]             [**]            [**]

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


Overview of Projections
--------------------------------------------------------------------------------
Projections Summary - DA VINCI
(dollars in millions, except per share data)

                                                       For the Year Ended March 31,
                            -------------------------------------------------------------------------------      1998-2002
                                1998             1999             2000             2001            2002             CAGR
                            ------------     ------------     ------------     ------------    ------------    -------------
Sales
   September Forecast           [**]             [**]              [**]             [**]            [**]            [**]
    % Growth                    [**]             [**]              [**]             [**]            [**]

   November Update              [**]             [**]              [**]             [**]            [**]            [**]
    % Growth                    [**]             [**]              [**]             [**]            [**]

EBITA
   September Forecast           [**]             [**]              [**]             [**]            [**]            [**]
    Margin                      [**]             [**]              [**]             [**]            [**]

   November Update              [**]             [**]              [**]             [**]            [**]            [**]
    Margin                      [**]             [**]              [**]             [**]            [**]


                                                       For the Year Ended March 31,
                            -------------------------------------------------------------------------------      1993-1997
                                1993             1994             1995             1996            1997             CAGR
                            ------------     ------------     ------------     ------------    ------------    -------------
Sales                           [**]             [**]              [**]             [**]            [**]            [**]

 % Growth                       [**]             [**]              [**]             [**]            [**]

EBITA                           [**]             [**]              [**]             [**]            [**]            [**]

 Margin                         [**]             [**]              [**]             [**]            [**]

                                                                       Exhibit D
--------------------------------------------------------------------------------

                         WINCHESTER Market Performance

--------------------------------------------------------------------------------

WINCHESTER Market Performance
--------------------------------------------------------------------------------
One-Year Price Performance


  -----------------------------------------------------------------------------
                                                                   Average
                       High         Average         Low          Daily Volume
                -----------------  ---------  ----------------- -------------
    3-month     $47.31 (10/10/97)  $38.62     $34.00 (10/27/97)    112,197
    6-month      47.31 (10/10/97)   38.30      34.00 (10/27/97)    138,646
    12-month     54.50 (1/15/97)    37.34      27.00 (2/12/97)     161,923
  ------------------------------------------------------------------------------

     [GRAPH indicating stock price from 12/11/96 to 12/11/97 appears here]

WINCHESTER Market Performance
================================================================================
Analysis of One-Year Trading Volume


              Percent of Volume Which Traded in Stock Price Range

         [GRAPH indicating percent of trading volume which traded in stock price range from $28 to $55 in ranges of $3 increments APPEARS HERE]


                 Percent of Volume Which Traded Below Stock Price

           [GRAPH indicating percent of trading volume which traded
                        below stock price APPEARS HERE]

WINCHESTER Market Performance
--------------------------------------------------------------------------------
Three-Year Price Performance

--------------------------------------------------------------------------------

                    High           Average             Low          Daily Volume
              -----------------   ----------    -----------------   ------------
3-month       $47.31 (10/10/97)     $38.62      $34.00 (10/27/97)      112,197
6-month        47.31 (10/10/97)      38.30       34.00 (10/27/97)      138,646
12-month       54.50 (01/15/97)      37.34       27.00 (02/12/97)      161,923
3-year         58.00 (11/14/96)      29.04       13.56 (12/05/94)      191,156
--------------------------------------------------------------------------------


     [GRAPH indicating stock price from 12/11/96 to 12/11/97 APPEARS HERE]

WINCHESTER Market Performance
================================================================================
Analysis of Three-Year Trading Volume


              Percent of Volume Which Traded in Stock Price Range

         [GRAPH indicating percent of trading volume which traded in stock price range from $14 to $59 in ranges of $5 increments APPEARS HERE]


                 Percent of Volume Which Traded Below Stock Price

           [GRAPH indicating percent of trading volume which traded
                        below stock price APPEARS HERE]

Valuation of WINCHESTER
--------------------------------------------------------------------------------
One-Year Indexed Price Performance

      [GRAPH indicating one-year indexed price performance APPEARS HERE]

Valuation of WINCHESTER
--------------------------------------------------------------------------------
Three-Year Indexed Price Performance


     [GRAPH indicating three-year indexed price performance APPEARS HERE]

                                                                       Exhibit E
--------------------------------------------------------------------------------

                               Premium Analysis

--------------------------------------------------------------------------------

Premium Analysis
--------------------------------------------------------------------------------
1997 Transactions/1/


                ----------------------------------------------
                                        Premium
                           ---------------------------------
                    Offer     1 Day     1 Week     4 Weeks
                  --------- --------- ---------- -----------
                    $43.00    22.2%      15.0%      21.3%
                    $44.00    25.0%      17.7%      24.2%
                    $45.00    27.9%      20.4%      27.0%
                ----------------------------------------------


                                  1 Day     1 Week     4 Weeks
                All               25.2%      29.6%      35.6%
                Cash              22.2%      25.2%      27.6%
                Stock             27.0%      32.3%      37.5%
                Cash-and-Stock    24.2%      28.7%      38.4%


                          Prior to Announcement Date

-----------------------
Source: Securities Data Company.
(1) For deals greater than $250 million in value from 1/1/97 to 12/8/97.

                                                                      Exhibit F


--------------------------------------------------------------------------------

                            Valuation of WINCHESTER

--------------------------------------------------------------------------------

Valuation of WINCHESTER
--------------------------------------------------------------------------------
Summary Valuation


                [GRAPH INDICATING PER SHARE VALUE APPEARS HERE]

     ---------------
     Note:  Figures exclude one-time charges.

Valuation of WINCHESTER
--------------------------------------------------------------------------------
Public Comparables Analysis
(dollars in millions)


              [GRAPH INDICATING PER SHARE VALUE BASED ON PUBLIC
                      COMPARABLES ANALYSIS APPEARS HERE]

                     1997E        1998E      LTM     LTM        1998
                      EPS          EPS      EBITDA   EBIT    P/E/GROWTH
--------------------------------------------------------------------------------
Multiples   High      17.0x        14.5x     8.5x    10.5x      85%
Range       Low       15.0         12.5      7.5      9.0       75%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WINCHESTER
Statistics:          $2.34        $3.01    $81.8    $64.6       18%
--------------------------------------------------------------------------------

---------------
Note:  Figures exclude one-time charges.
--------------------------------------------------------------------------------

Valuation of WINCHESTER
--------------------------------------------------------------------------------
Public Comparables Analysis
(dollars in millions, except per share data)

                                                                            Equity Value            Market Capitalization
                                                                           as a Multiple of            as a Multiple of
                                     Share         Total       Total         Net Income            -------------------------
                                    Price at      Equity      Market    --------------------         LTM            LTM
                                    12/11/97      Value        Cap.       1997E       1998E          EBIT          EBITDA
                                    --------   ---------    --------   ---------    ---------      ----------     ----------
Teradyne                             $30.188   $ 2,518.4    $ 2,220.7    20.0x         10.7x          20.6x (a)      13.5x (a)
Tektronix                             38.000     1,282.9      1,306.6    15.4          13.3            8.0            5.8
Tekelec                               31.000       799.3        741.2    51.7  (a)     38.8  (a)      42.3  (a)      33.6  (a)
Genrad                                24.875       678.8        667.7    20.6          16.8           19.9  (a)      16.1  (a)
Digital Lightwave                     18.125       478.0        444.5   106.6  (a)     35.5  (a)     446.6  (a)     293.0  (a)
Fluke Corporation                     22.875       419.4        379.1    14.1          12.0            8.2            6.2
Telxon                                22.813       361.5        441.7    29.6  (a)     18.7          -51.4  (a)      24.0  (a)
LeCroy                                37.125       254.5        233.3    24.8  (a)     20.3  (a)      15.3           12.6  (a)
Zygo Corporation                      18.500       201.9        177.8    14.2          11.3            8.4            7.4
IFR Systems                           22.000       120.4        121.1    16.1          12.9           10.0            8.0
Thermospectra                          9.438       145.2        214.4    17.8          12.4           17.3  (a)      11.6
Integrated Measurement Systems        17.750       133.2        108.5    22.2  (a)     16.6           12.1            8.5
Applied Digital Access                 7.125        89.5         75.9   -31.0  (a)     79.2  (a)     -14.0  (a)     -28.8  (a)

                                                            ----------------------------------------------------------------
                                                             Mean        16.9x         13.9x          10.3x           7.9x
                                                             Median      16.1          12.9            9.2            7.7
                                                            ----------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
WINCHESTER (b)                       $35.188      $593.7      $ 571.5    15.0x         11.7x           8.8x           7.0x
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
WINCHESTER                          $42.000      $ 708.6      $ 686.4    17.9x         14.0x          10.6x           8.4x
WINCHESTER                           45.000        759.2        737.0    19.2          15.0           11.4            9.0
WINCHESTER                           47.000        793.0        770.7    20.1          15.6           11.9            9.4
WINCHESTER                           50.000        843.6        821.4    21.4          16.6           12.7           10.0
WINCHESTER                           52.000        877.3        855.1    22.2          17.3           13.2           10.5
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------
(a) Excluded from mean and median calculations.
(b) WINCHESTER numbers based on November Update case.

Valuation of WINCHESTER
--------------------------------------------------------------------------------
P/E to Growth Rate Analysis
(dollars in millions, except per share data


                                                                                1998 P/E              I/B/E/S
                                                 1997 P/E     1998 P/E       to Growth Rate       5-Yr Growth Rate
                                                 --------     --------       --------------       ----------------
Teradyne                                            20.0x       10.7x            53.3%                 20.0%
Tektronix                                           15.4        13.3             88.6%                 15.0%
Tekelec                                             51.7        38.8             86.1%                 45.0%
Genrad                                              20.6        16.8             73.1%                 23.0%
Digital Lightwave                                  106.6        35.5             71.1%                 50.0%
Fluke Corporation                                   14.1        12.0             79.8%                 15.0%
Telxon                                              29.6        18.7             93.5%                 20.0%
LeCroy                                              24.8        20.3             81.1%                 25.0%
Zygo Corporation                                    14.2        11.3             40.5%                 28.0%
IFR Systems                                         16.1        12.9             51.5%                 25.0%
Thermospectra                                       17.8        12.4             49.7%                 25.0%
Integrated Measurement Systems                      22.2        16.6             66.4%                 25.0%
Applied Digital Access                             -31.0        79.2            239.9%                 33.0%

                                ----------------------------------------------------------------------------
Companies with                  Mean                19.9x       14.3x            77.7%                 18.6%
Growth Rates of less than 25%   Median              20.0        13.3             79.8%                 20.0%
                                ----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
WINCHESTER                                          15.0x       11.7x            64.9%                 18.0%
------------------------------------------------------------------------------------------------------------


                                Stock
                                Price
------------------------------------------------------------------------------------------------------------
WINCHESTER                      $42.000             17.9x       14.0x            77.5%                 18.0%
WINCHESTER                       45.000             19.2        15.0             83.1%                 18.0%
WINCHESTER                       47.000             20.1        15.6             86.7%                 18.0%
WINCHESTER                       50.000             21.4        16.6             92.3%                 18.0%
WINCHESTER                       52.000             22.2        17.3             96.0%                 18.0%
------------------------------------------------------------------------------------------------------------

Valuation of WINCHESTER
--------------------------------------------------------------------------------
Acquisition Comparables Analysis
(dollars in millions)

            [GRAPH INDICATING PER SHARE VALUE BASED ON ACQUISITION
                      COMPARABLES ANALYSIS APPEARS HERE]


                          LTM                 LTM                LTM
                       Net Income            EBITDA              EBIT
--------------------------------------------------------------------------------
Multiples  High          21.0X                9.5X               12.5X
Range:     Low           19.0                 8.5                11.5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WINCHESTER
Statistics:             $40.9               $84.6               $67.2
--------------------------------------------------------------------------------

    ------------------------
    Note: Figures exclude one-time charges.

Valuation of WINCHESTER
--------------------------------------------------------------------------------
Acquisition Comparables Analysis
(dollars in millions)

                                                                                         Offer         Transaction
       Date:                 Target:                        Acquiror:                    Value          Value/(a)/
    -----------    ---------------------------   ---------------------------------   -------------   ----------------
     11-Jun-97     Wavetek                       DLJ and Leonard Green                     198.8          198.8
     18-Dec-96     Itronix                       Dynatech                                   65.8           66.9
      6-Sep-95     Megatest                      Teradyne                                  266.7          278.4
     22-Jul-94     Keptel                        ANTEC                                      89.2           84.5
     21-Mar-90     Wiltron                       Anritsu                                   180.0          180.0

                                                                                     Offer Value to:     Transaction Value to:
                                                                                     ---------------    ------------------------
       Date:                 Target:                        Acquiror:                  LTM Net Inc.     LTM EBITDA      LTM EBIT
    -----------    ---------------------------   ---------------------------------   ---------------    ----------      --------
     11-Jun-97     Wavetek                       DLJ and Leonard Green                      20.4             8.9          10.4
     18-Dec-96     Itronix                       Dynatech                                   20.2             8.9          11.7
      6-Sep-95     Megatest                      Teradyne                                     NM              NM            NM
     22-Jul-94     Keptel                        ANTEC                                      20.4             8.8          11.8
     21-Mar-90     Wiltron                       Anritsu                                    20.0              NA          15.0
                                                                           -----------------------------------------------------
                                                                           Mean             20.3x            8.9x         12.2x
                                                                           Median           20.3             8.9          11.7
                                                                           -----------------------------------------------------


-----------------------------
(a) Transaction Value = Offer Value + Preferred Equity + Long Term Debt + Short Term Debt + Minority Interest - Cash & Marketable Securities - Exercisable Options Proceeds.

(b) Exclusion from mean and median calculations.

Confidential Materials omitted and filed separately with the securities and Exchange Commission. Asterisks denote omissions.

Valuation of WINCHESTER
--------------------------------------------------------------------------------
Acquisition Valuation Matrix
(dollars in millions, except per share data)

                                                                                                        Offer Price Per Share
                                                         Transaction Value As a Multiple of:              As a Multiple of:
                                                    -----------------------------------------------     ---------------------
                                                         EBITDA                     EBIT                       EPS
     Offer           Offer         Transaction      ---------------------      --------------------     ---------------------
     Price         Value (a)        Value (b)        LTM        1998E (c)       LTM      1998E (c)        LTM       1998E (c)
   --------        ---------        ---------       ------     ---------       ------    ---------      -------     ---------
                                                    -------------------------------------------------------------------------
                                                    $84.6         [**]         $67.2        [**]         $2.32        [**]
                                                    -------------------------------------------------------------------------
    $43.00           $818.8           $729.9          8.6x        [**]          10.9x       [**]          18.5x       [**]
     44.00            837.9           $748.9          8.9         [**]          11.2        [**]          19.0        [**]
     45.00            856.9           $768.0          9.1         [**]          11.4        [**]          19.4        [**]
     46.00            876.0           $787.0          9.3         [**]          11.7        [**]          19.8        [**]
     47.00            895.0           $806.1          9.5         [**]          12.0        [**]          20.3        [**]
     48.00            914.1           $825.1          9.8         [**]          12.3        [**]          20.7        [**]
     49.00            933.1           $844.1         10.0         [**]          12.6        [**]          21.1        [**]
     50.00            952.2           $863.2         10.2         [**]          12.9        [**]          21.6        [**]
     51.00            971.2           $882.2         10.4         [**]          13.1        [**]          22.0        [**]
     52.00            990.2           $901.3         10.7         [**]          13.4        [**]          22.4        [**]
     53.00          1,009.3           $920.3         10.9         [**]          13.7        [**]          22.8        [**]

--------------------------------------------------
(a) Based on 19.043 million hilly diluted shares.

(b) Transaction value equals offer value plus net debt of ($31.9) million as of November 30, 1997 and assumed option proceeds of ($57.1) million.

(c) Based on November Update case.

Confidential Materials omitted and filed separately with the securities and Exchange Commission. Asterisks denote omissions.

Valuation of WINCHESTER
--------------------------------------------------------------------------------
DCF Analysis


                              September Forecast
                        ------------------------------

                   Equity Value per share at Terminal Value
                        multiple of 2002 EBITDA /(a)/


Discount Rate               7.Ox              8.Ox                9.Ox
                       ----------------------------------------------------
    11.5%                   [**]              [**]                [**]



    12.5%                   [**]              [**]                [**]



    13.5%                   [**]              [**]                [**]


                       ----------------------------------------------------


                                November Update
                        ------------------------------

                   Equity Value per share at Terminal Value
                         Multiple of 2002 EBITDA /(b)/


Discount Rate               7.Ox              8.Ox                9.Ox
                       ----------------------------------------------------
    11.5%                   [**]              [**]                [**]



    12.5%                   [**]              [**]                [**]



    13.5%                   [**]              [**]                [**]


                       ----------------------------------------------------







------------------------------
(a) Discounted - years based on 2002 EBITDA of [**] million.
(b) Discounted - years based on 2002 EBITDA of [**] million.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


Valuation of WINCHESTER                                     September Base Case
--------------------------------------------------------------------------------
Discounted Cash Flow Analysis
(dollars in millions, except per share data)


                                                       PV of Terminal Value
                          PV of Free     +           Multiple of 2002 EBITDA (b)         =                 Enterprise Value
                          Cash Flows           --------------------------------------          -------------------------------------
    Discount Rate       ('99-02) (a)                 7.Ox         8.0x          9.0x                 7.Ox          8.0x         9.0x
    -------------       ------------           -------------------------------------           -------------------------------------
            11.5%            $133.5                 [**]         [**]          [**]                 [**]          [**]         [**]
            12.0%             132.0                 [**]         [**]          [**]                 [**]          [**]         [**]
            12.5%             130.6                 [**]         [**]          [**]                 [**]          [**]         [**]
            13.0%             129.1                 [**]         [**]          [**]                 [**]          [**]         [**]
            13.5%             127.7                 [**]         [**]          [**]                 [**]          [**]         [**]

                                                                                                  Equity Value Per Share at
                                                                                                    Terminal Value  Multiple
                                                         Total Equity Value                              of 2002 EBITDA (c)
                        Net Debt (a)            -------------------------------------          -------------------------------------
    Discount Rate    -    3/31/98        =           7.Ox         8.0x         9.0x                 7.Ox         8.0x          9.0x
    -------------       -----------             -------------------------------------          -------------------------------------
            11.5%          ($104.6)               $810.4       $892.1       $973.9                 [**]         [**]          [**]
            12.0%           (104.6)                798.7        879.0        959.3                 [**]         [**]          [**]
            12.5%           (104.6)                787.4        866.2        945.1                 [**]         [**]          [**]
            13.0%           (104.6)                776.2        853.7        931.2                 [**]         [**]          [**]
            13.5%           (104.6)                765.3        841.5        917.6                 [**]         [**]          [**]

---------------
(a) Present values discounted to March 31, 1998.
(b) Discounted 4 years based on 2002 EBITDA of [**] Million.
(c) Based on 19.0 million fully-diluted shares. Option proceeds are included in net debt.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Valuation of WINCHESTER                                     November Update Case
--------------------------------------------------------------------------------
Discounted Cash Flow Analysis
(dollars in millions, except per share data)



                                                          PV of Terminal Value
                            PV of Free      +          Multiple of 2002 EBITDA (b)          =             Enterprise Value
                            Cash Flows          ---------------------------------------          ----------------------------------
    Discount Rate          ('99-02) (a)                  7.Ox        8.0x          9.0x             7.Ox          8.0x         9.0x
    -------------          ------------         ---------------------------------------          ----------------------------------
            11.5%                $163.5                [**]        [**]          [**]             [**]          [**]         [**]
            12.0%                 161.6                [**]        [**]          [**]             [**]          [**]         [**]
            12.5%                 159.8                [**]        [**]          [**]             [**]          [**]         [**]
            13.0%                 158.1                [**]        [**]          [**]             [**]          [**]         [**]
            13.5%                 156.3                [**]        [**]          [**]             [**]          [**]         [**]


                                                                                                      Equity Value Per Share at
                                                                                                       Terminal Value Multiple
                                                               Total Equity Value                         of 2002 EBITDA (c)
                              Net Debt (a)           -----------------------------------         ----------------------------------
    Discount Rate     -        3/31/98       =           7.Ox        8.0x          9.0x              7.Ox          8.0x        9.0x
    -------------           ------------             -----------------------------------         ----------------------------------
            11.5%               ($104.8)              $944.0    $1,040.6      $1,137.1             [**]          [**]        [**]
            12.0%                (104.8)               930.2     1,025.0       1,119.9             [**]          [**]        [**]
            12.5%                (104.8)               916.7     1,009.9       1,103.0             [**]          [**]        [**]
            13.0%                (104.8)               903.5       995.0       1,086.5             [**]          [**]        [**]
            13.5%                (104.8)               890.5       980.4       1,070.3             [**]          [**]        [**]
                                                     -----------------------------------         ----------------------------------

----------------------
(a) Present values discounted to March 31, 1998.
(b) Discounted 4 years based on 2002 EBITDA of [**] Million.
(c) Based on 19.0 million fully-diluted shares. Option proceeds are included in net debt.

                                                                     Exhibit G
--------------------------------------------------------------------------------

                           Leveraged Buyout Analysis

--------------------------------------------------------------------------------

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Leveraged Buyout Analysis
--------------------------------------------------------------------------------
(dollars in millions)





          ------------------------------------------------------------------
          Constraints
          ------------------------------------------------------------------

          .  Total Deb/LTM EBITDA                                [**]

          .  Bank Debt/LTM EBITDA                                [**]

          .  Maximum Bank Deb Repayment Period                  7 years

          .  Minimum Equity Investment %                         25%

          ------------------------------------------------------------------




          ---------------------------
          Note: LTM EBITDA as of 3/31/98 of [**] for September Forecast and [**] for November Update.

Confidential Materials omitted and filed seaparately with the Securities and Exchange Commission. Asterisks denote omissions.

Leveraged Buyout Analysis                                    September Forecast
--------------------------------------------------------------------------------
IRR Analysis


                      ------------------------------    ------------------------------     -------------------------------
                                   2000                              2001                                2002
                      ------------------------------    -------------------------------    -------------------------------

    Acquisition Price             EBITDA                             EBITDA                             EBITDA
                      ------------------------------    -------------------------------    -------------------------------
    $45.00              8.0x       8.5x      9.0x         8.0x       8.5x       9.0x         8.0x       8.5x       9.0x
                      ---------  ---------  --------     ---------  --------   --------    ----------  ---------  --------
                        [**]      [**]      [**]         [**]       [**]       [**]         [**]       [**]       [**]

                                    P/E                                P/E                                P/E
                      ------------------------------    -------------------------------    -------------------------------
                         15x      16.5x      18x           15x      16.5x        18x          15x      16.5x        18x
                      ------------------------------    -------------------------------    -------------------------------
                       [**]       [**]      [**]         [**]       [**]       [**]         [**]       [**]       [**]

                                  EBITDA                             EBITDA                             EBITDA
                      ------------------------------     ------------------------------     ------------------------------
    $47.50              8.0x       8.5x      9.0x         8.0x       8.5x       9.0x         8.0x       8.5x       9.0x
                      ---------  ---------  --------    ---------  ---------  ---------    ---------- ---------- ---------
                       [**]       [**]      [**]         [**]       [**]       [**]         [**]       [**]       [**]

                                   P/E                                P/E                                P/E
                      ------------------------------     ------------------------------     ------------------------------
                         15x      16.5x       18x          15x      16.5x        18x          15x      16.5x        18x
                      ---------  ---------  --------     ---------  ---------  --------     ---------  ---------  --------
                       [**]       [**]      [**]         [**]       [**]       [**]         [**]       [**]       [**]

                                  EBITDA                             EBITDA                             EBITDA
                      ------------------------------     ------------------------------     ------------------------------
    $50.00              8.0x       8.5x      9.0x         8.0x       8.5x       9.0x         8.0x       8.5x       9.0x
                      ---------  ---------  --------     ---------  ---------  --------     ---------  ---------  --------
                       [**]       [**]      [**]         [**]       [**]       [**]         [**]       [**]       [**]

                                   P/E                                P/E                                P/E
                      ------------------------------     ------------------------------     ------------------------------
                         15x      16.5x       18x          15x      16.5x        18x          15x      16.5x        18x
                      ---------  ---------  --------     ---------  ---------  --------     ---------  ---------  --------
                       [**]       [**]      [**]         [**]       [**]       [**]         [**]       [**]       [**]

                                  EBITDA                             EBITDA                             EBITDA
                      ------------------------------     ------------------------------     ------------------------------
    $52.50              8.0x       8.5x      9.0x         8.0x       8.5x       9.0x         8.0x       8.5x       9.0x
                      ---------  ---------  --------     ---------  ---------  --------     ---------  ---------  --------
                       [**]       [**]      [**]         [**]       [**]       [**]         [**]       [**]       [**]

                                   P/E                                P/E                                P/E
                      ------------------------------     ------------------------------     ------------------------------
                         15x       6.5x       18x          15x      16.5x        18x          15x      16.5x        18x
                      ---------  ---------  --------     ---------  ---------  --------     ---------  ---------  --------
                       [**]       [**]      [**]         [**]       [**]       [**]         [**]       [**]       [**]

--------------------------------------------------------------------------------

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Leveraged Buyout Analysis                                       November Update
--------------------------------------------------------------------------------
IRR Analysis


                           -----------------                  ----------------                  -----------------
                                 2000                               2001                               2002
                           -----------------                  ----------------                  -----------------
    Acquisition Price           EBITDA                             EBITDA                             EBITDA
                       --------------------------        ---------------------------        ---------------------------
    $45.00             8.0x      8.5x       9.0x         8.0x      8.5x        9.0x         8.0x      8.5x        9.0x
                       -----     -----      -----        -----     -----       -----        -----     -----       -----
                       [**]      [**]       [**]         [**]      [**]        [**]         [**]      [**]        [**]

                                 P/E                               P/E                                 P/E
                       -------------------------         ---------------------------        --------------------------
                       15x       16.5x      18x          15x       16.5x       18x          15x       16.5x       18x
                       -----     -----      -----        -----     -----       -----        -----     -----       -----
                       [**]      [**]       [**]         [**]      [**]        [**]         [**]      [**]        [**]

                                EBITDA                            EBITDA                             EBITDA
                       --------------------------        ---------------------------        ---------------------------
    $47.50             8.0x      8.5x       9.0x         8.0x      8.5x        9.0x         8.0x      8.5x        9.0x
                       -----     -----      -----        -----     -----       -----        -----     -----       -----
                       [**]      [**]       [**]         [**]      [**]        [**]         [**]      [**]        [**]

                                 P/E                               P/E                                P/E
                       --------------------------        ---------------------------        ---------------------------
                       15x       16.5x      18x          15x       16.5x       18x          15x       16.5x       18x
                       -----     -----      -----        -----     -----       -----        -----     -----       -----
                       [**]      [**]       [**]         [**]      [**]        [**]         [**]      [**]        [**]

                                EBITDA                            EBITDA                             EBITDA
                       --------------------------        ---------------------------        ---------------------------
    $50.00             8.0x      8.5x       9.0x         8.0x      8.5x        9.0x         8.0x      8.5x        9.0x
                       -----     -----      -----        -----     -----       -----        -----     -----       -----
                       [**]      [**]       [**]         [**]      [**]        [**]         [**]      [**]        [**]

                                  P/E                               P/E                                P/E
                       --------------------------        ---------------------------        ---------------------------
                       15x       16.5x      18x          15x       16.5x       18x          15x       16.5x       18x
                       -----     -----      -----        -----     -----       -----        -----     -----       -----
                       [**]      [**]       [**]         [**]      [**]        [**]         [**]      [**]        [**]

                                EBITDA                            EBITDA                             EBITDA
                       --------------------------        ---------------------------        ---------------------------
    $52.50             8.0x      8.5x       9.0x         8.0x      8.5x        9.0x         8.0x      8.5x        9.0x
                       -----     -----      -----        -----     -----       -----        -----     -----       -----
                       [**]      [**]       [**]         [**]      [**]        [**]         [**]      [**]        [**]

                                 P/E                               P/E                                P/E
                       --------------------------        ---------------------------        ---------------------------
                       15x       16.5x      18x          15x       16.5x       18x          15x       16.5x       18x
                       -----     -----      -----        -----     -----       -----        -----     -----       -----
                       [**]      [**]       [**]         [**]      [**]        [**]         [**]      [**]        [**]

--------------------------------------------------------------------------------
                                                                              35